Exhibit 10(a)84

                      FIRST AMENDMENT TO AND ASSIGNMENT OF

                         DEFERRED COMPENSATION AGREEMENT

         THIS FIRST AMENDMENT TO AND ASSIGMENT OF DEFERRED COMPENSATION AGREEMENT ("Amendment") made and entered into by and between The Southern Company ("Southern"), Georgia Power Company (the "Company"), Southern Company Services, Inc. ("SCS") and Henry Allen Franklin ("Mr. Franklin"), effective as of the 8th day of July, 1999.

                              W I T N E S S E T H:

         WHEREAS, the parties entered into that certain Deferred Compensation Agreement (the "Agreement") effective February 27, 1998;

         WHEREAS, the employment of Mr. Franklin has been transferred to SCS;

         WHEREAS, the parties wish to amend and assign the Agreement in connection with such transfer of employment;

         NOW, THEREFORE, in consideration of the premises, and the agreements of the parties set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                  1. Pursuant to Section 15 of the Agreement, the Company assigns the Agreement to SCS and SCS shall be the Company for all purposes thereunder.

                  2. Pursuant to Section 15 of the Agreement, the profitability goals are amended as set forth on Exhibit A hereof to reflect Mr. Franklin's position with SCS.

         IN WITNESS WHEREOF, this First Amendment to and Assignment of Deferred Compensation Agreement has been executed by the parties, this ___ day of _____________, 1999.

                                          THE SOUTHERN COMPANY

                                 By:      ______________________________

                                          SOUTHERN COMPANY SERVICES, INC.

                                 By:
                                          GEORGIA POWER COMPANY

                                 By:      ______________________________

                                          MR. FRANKLIN

                                          ------------------------------
                                              Henry Allen Franklin

                                    Exhibit A
                         Deferred Compensation Agreement

                         Schedule of Profitability Goals
                             For Performance Period

         The Southern Company's "core business" shall earn its assigned share of The Southern Company's Earnings Per Share Goal for each of the calendar years in the Performance Period. Achievement of the goal shall be assessed annually by the Chairman of The Southern Company and documented in Exhibit B.

                                    Exhibit B
                         Deferred Compensation Agreement
                   Annual Documentation of Profitability Goals
                             For Performance Period